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                                                                 EXHIBIT 10.18.1

                               AMENDMENT NO. 1 TO
                            WAREHOUSE LOAN AGREEMENT

         AMENDMENT NO. 1 TO WAREHOUSE LOAN AGREEMENT, dated as of June 26, 2003 (this "Amendment"), is entered into by and among TRINITY INDUSTRIES LEASING COMPANY, a Delaware corporation (the "Manager"), TRINITY RAIL LEASING TRUST II, a Delaware business trust (the "Borrower"), each Lender party to the Agreement referenced below, and CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH, as Agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used but not defined herein have the meaning set forth in the Agreement referred to below.

                                    RECITALS:

         WHEREAS, the Manager, the Borrower, the Lenders and the Agent are parties to that certain Warehouse Loan Agreement dated as of June 27, 2002 (the "Agreement");

         WHEREAS, the parties hereto desire to amend the Agreement as hereinafter set forth.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   AMENDMENT:

1. The definition of "Revolving Termination Date" is hereby amended by deleting "the date which is 364 days after the Closing Date" occurring therein and by inserting in its place "July 31, 2003".

                                 MISCELLANEOUS:

1. Effectiveness. This Amendment becomes effective on the date on which the Agent has received executed signature pages of each party to this Amendment (including each Lender).

2. Representations and Warranties. The Manager and the Borrower each represent and warrant that its respective representations and warranties contained in Article V of the Agreement are true and correct on and as of the date of this Amendment as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date.

3. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to the Agreement shall be deemed to be references to the Agreement as amended hereby.

4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

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5.       Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

6. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

                            [SIGNATURE PAGES FOLLOW]

                                      -2-
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         IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

                                          TRINITY INDUSTRIES LEASING COMPANY

                                          By: __________________________________
                                              Name:
                                              Title:

                                          TRINITY RAIL LEASING TRUST II

                                          By: __________________________________
                                              Name:
                                              Title:

                                      S-1

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                                          CREDIT SUISSE FIRST BOSTON,
                                          NEW YORK BRANCH
                                             as Agent and as a Committed Lender

                                          By: __________________________________
                                              Name:
                                              Title:

                                          By: __________________________________
                                              Name:
                                              Title:

                                          GRAMERCY CAPITAL CORPORATION, as a
                                          Conduit Lender

                                          By: __________________________________
                                              Name:
                                              Title:

                                          By: __________________________________
                                              Name:
                                              Title:

                                          GREENWICH FUNDING CORPORATION, as
                                          a Conduit Lender

                                          By: __________________________________
                                              Name:
                                              Title:

                                          By: __________________________________
                                              Name:
                                              Title:

                                          ALPINE SECURITIZATION CORP, as a
                                          Conduit Lender

                                          By: __________________________________
                                              Name:
                                              Title:

                                          By: __________________________________
                                              Name:
                                              Title:

                                      S-2

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                                          WACHOVIA BANK, NATIONAL
                                          ASSOCIATION, as a Committed Lender

                                          By: __________________________________
                                              Name:
                                              Title:

                                          VARIABLE FUNDING CAPITAL
                                          CORPORATION, as a Conduit Lender

                                          By: Wachovia Securities, Inc., as
                                              attorney-in-fact

                                          By: __________________________________
                                              Name:
                                              Title:

                                      S-3